UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 7, 2005
                                                   -----------------------------


                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
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               (Exact name of registrant as specified in charter)


       Delaware                         0-22624               05-0473908
       Delaware                         1-11432               05-0475617
       Delaware                         1-11436               22-3182164
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(State or other jurisdiction of       (Commission          (IRS Employer
incorporation or organization)        File Number)        Identification No.)


1000 Columbia Avenue
Linwood, Pennsylvania                                       19061
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(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
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          (Former name or former address if changed since last report)

SECTION 7 - REGULATION FD DISCLOSURE

ITEM 7.01 - Regulation FD Disclosure

On  November 7, 2005,  several  executives  of Foamex  International  Inc.  (the
"Company") discussed certain preliminary financial information for the third quarter of 2005 set forth in Exhibit 99.1 hereto (the "Exhibit") with representatives of an ad hoc committee (the "Ad Hoc Committee") of holders of more than a majority in amount of the Company's Senior Secured Notes. The discussion occurred at a meeting with representatives of the Ad Hoc Committee and their advisors to discuss general background information about the Company and the polyurethane foam industry in connection with the Company's Chapter 11 reorganization. The Company will release complete financial statements in its quarterly report on Form 10-Q (the "10-Q") in the near future.

The Exhibit contains preliminary results that may differ from results to be reported in the 10-Q. The Company is still in the process of completing the 10-Q.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - Financial Statements and Exhibits

(c)  Exhibits

99.1 Exhibit containing preliminary financial information for the third quarter of 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 8, 2005

                         FOAMEX INTERNATIONAL INC.


                         By:      /s/ K. Douglas Ralph
                                  ---------------------------------
                         Name:    K. Douglas Ralph
                         Title:   Executive Vice President and
                                  Chief Financial Officer


                         FOAMEX L.P.
                         By: FMXI, INC.,
                                   its Managing General Partner

                         By:      /s/ K. Douglas Ralph
                                  ---------------------------------
                         Name:    K. Douglas Ralph
                         Title:   Executive Vice President and
                                  Chief Financial Officer


                         FOAMEX CAPITAL CORPORATION

                         By:      /s/ K. Douglas Ralph
                                  ---------------------------------
                         Name:    K. Douglas Ralph
                         Title:   Executive Vice President and
                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number          Description

99.1 Exhibit containing preliminary financial information for the third quarter of 2005.